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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant To Section 13 Or 15(d) of the
                         Securities Exchange Act Of 1934

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     Date of Report (Date of earliest event reported):    February 10, 2004
                                                          -----------------


                               OWOSSO CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


            Pennsylvania                                0-25066                                  23-2756709
 -----------------------------------    ----------------------------------------     -----------------------------------
    (State or Other Jurisdiction                     (Commission                               (I.R.S. Employer
         of Incorporation)                           File Number)                              Identification No.)

            22543 Fisher Road, PO Box 6660, Watertown, New York                                     13601
--------------------------------------------------------------------------------     -----------------------------------
(Address of Principal Executive Offices)                                                          (Zip Code)

       Registrant's telephone number, including area code (315) 782 5910
                                                          --------------

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Item 5. Other Events

      On February 10, 2004, Owosso Corporation (the "Company") announced that it had entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of February 10, 2004, by and among the Company, Allied Motion Technologies, Inc. ("Allied Motion") and AMOT, Inc., a wholly-owned subsidiary of Allied Motion ("Merger Sub"). Under the terms of the Merger Agreement, the Company shall merge with and into Merger Sub, with Merger Sub surviving the merger as a wholly-owned subsidiary of Allied Motion (the "Merger"), as more particularly described in the Merger Agreement.

      In connection with the Merger, each outstanding share of Company common stock, $.01 par value per share ("Company Common Stock"), will be entitled to receive .068 shares of Allied Motion common stock, no par value per share ("Allied Common Stock"), and each outstanding share of Owosso preferred stock, $.01 par value per share ("Company Preferred Stock"), will be entitled to receive .127 shares of Allied Common Stock. Holders of the outstanding shares of Company Preferred Stock will also receive an aggregate of $1 million in cash and warrants to purchase 300,000 shares of Allied Common Stock at $4.41 per share. In addition, Allied Motion will assume $4.6 million of the Company's debt and will settle the remainder of the Company's debt and liabilities for approximately $6 million in cash in connection with the closing of the Merger. If the Company's operating subsidiary, Stature Electric, Inc., achieves certain revenue levels in 2004, then on January 1, 2005, Allied Motion will issue subordinated notes in an aggregate principal amount of up to $500,000 to holders of Company Preferred Stock.

      In connection with the Merger Agreement, each of George B. Lemmon, Jr., The John F. Northway, Sr. Trust, Lowell Huntsinger, Morris R. Felt, Randall V. James and John Reese (collectively, the "Significant Shareholders") entered into an agreement (the "Voting Agreements") with Allied Motion pursuant to which the Significant Shareholders agreed to vote their shares in favor of the Merger and have granted an irrevocable proxy to vote their shares of Company Common Stock and Company Preferred Stock, as applicable, in favor of the Merger to certain representatives of Allied Motion.

      The foregoing description of the Merger Agreement and the Voting Agreements does not purport to be complete, and is qualified in its entirety by the terms and conditions thereof. The Merger Agreement is filed as Exhibit 2.1 hereto and the Voting Agreements are filed as Exhibits 2.2, 2.3, 2.4, 2.5, 2.6 and 2.7 hereto, and each agreement is incorporated herein by reference. A copy of the press release issued by the Company on February 10, 2004 announcing the transactions contemplated by the Merger Agreement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

      This current report on Form 8-K does not constitute an offer of any securities for sale. In connection with the proposed transaction, Allied Motion and the Company will file a registration statement, proxy statement and prospectus with the Securities and Exchange Commission. INVESTORS AND SHAREHOLDERS ARE ADVISED TO READ THESE AND ALL RELATED DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders may obtain a free copy of the registration statement, prospectus, proxy statement, and related documents when they become available from the Securities and Exchange Commission's web site at http://www.sec.gov. Free copies of these documents may also be obtained from the Company by directing a request to Owosso Corporation, 22543 Fisher Rd., PO Box 6660, Watertown, NY 13601,
Attention: George B. Lemmon, Jr., President and Chief Executive Officer.




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Item 7. Financial Statements and Exhibits

        (c)    Exhibits

               2.1 Agreement and Plan of Merger, dated as of February 10, 2004, by and among Owosso Corporation, Allied Motion Technologies, Inc. and AMOT, Inc. (The Company Disclosure Letter and the Parent Disclosure Letter, the contents of which are described in the Agreement and Plan of Merger, are not being filed as Exhibits to this Current Report on Form 8-K. The Company agrees to furnish supplementally, and upon request, a copy of the Company Disclosure Letter or the Parent Disclosure Letter to the Securities and Exchange Commission.)

               2.2 Voting Agreement and Irrevocable Proxy, dated as of February 10, 2004, by and between Allied Motion Technologies, Inc. and George B. Lemmon, Jr.

               2.3 Voting Agreement and Irrevocable Proxy, dated as of February 10, 2004, by and between Allied Motion Technologies, Inc. and The John F. Northway, Sr. Trust.

               2.4 Voting Agreement and Irrevocable Proxy, dated as of February 10, 2004, by and between Allied Motion Technologies, Inc. and Lowell Huntsinger.

               2.5 Voting Agreement and Irrevocable Proxy, dated as of February 10, 2004, by and between Allied Motion Technologies, Inc. and Morris R. Felt.

               2.6 Voting Agreement and Irrevocable Proxy, dated as of February 10, 2004, by and between Allied Motion Technologies, Inc. and Randall V. James.

               2.7 Voting Agreement and Irrevocable Proxy, dated as of February 10, 2004, by and between Allied Motion Technologies, Inc. and John Reese.

               99.1 Press release of Owosso Corporation, issued on February 10, 2004.



                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: February 12, 2004           OWOSSO CORPORATION



                                      By:    /s/ George B. Lemmon, Jr.
                                             -------------------------
                                      Name:  George B. Lemmon, Jr.
                                      Title: Chairman, President and
                                             Chief Executive Officer




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                                  Exhibit Index

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Exhibit
Number      Description
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2.1         Agreement and Plan of Merger, dated as of February 10, 2004, by and among Owosso Corporation,
            Allied Motion Technologies, Inc. and AMOT, Inc. (The Company Disclosure Letter and the Parent
            Disclosure Letter, the contents of which are described in the Agreement and Plan of Merger, are not being filed as Exhibits to this Current Report on Form 8-K. The Company agrees to furnish supplementally, and upon request, a copy of the Company Disclosure Letter or the Parent Disclosure
            Letter to the Securities and Exchange Commission.)

2.2         Voting Agreement and Irrevocable Proxy, dated as of February 10, 2004, by and between Allied Motion
            Technologies, Inc. and George B. Lemmon, Jr.

2.3         Voting Agreement and Irrevocable Proxy, dated as of February 10, 2004, by and between Allied Motion
            Technologies, Inc. and The John F. Northway, Sr. Trust.

2.4         Voting Agreement and Irrevocable Proxy, dated as of February 10, 2004, by and between Allied Motion
            Technologies, Inc. and Lowell Huntsinger.

2.5         Voting Agreement and Irrevocable Proxy, dated as of February 10, 2004, by and between Allied Motion
            Technologies, Inc. and Morris R. Felt.

2.6         Voting Agreement and Irrevocable Proxy, dated as of February 10, 2004, by and between Allied Motion
            Technologies, Inc. and Randall V. James.

2.7         Voting Agreement and Irrevocable Proxy, dated as of February 10, 2004, by and between Allied Motion
            Technologies, Inc. and John Reese.

99.1        Press release of Owosso Corporation, issued on February 10, 2004.
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